SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                September 3, 1999
                                -----------------

                               UNITEL VIDEO, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        1-8654                23-1713238
----------------------------           ------------         -------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)

555 West 57th Street, New York, New York                          10019
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(Address of principal executive offices)                        (Zip Code)

                                  212-265-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)
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                                                                     Page 2 of 2

Item 5. Other Events

On December 1, 1999, Unitel Video, Inc. (the "Company") issued a press release announcing that the Company has been notified by The American Stock Exchange (the "Exchange") that effective November 1, 1999 the Common Stock, $0.01 par value per share (the "Common Stock"), of the Company has been removed from listing and registration on the Exchange. Previously, on September 3, 1999, the Exchange suspended trading in the Common Stock of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial statements of business acquired:

      Not applicable

(b)   Pro forma financial information:

      Not applicable

(c)   Exhibits:

      99.1: Unitel Video, Inc. Press Release dated December 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITEL VIDEO, INC.


Dated: December 2, 1999                   By: /s/ Ira Glazer
                                             -----------------------------
                                          Ira Glazer
                                          Getzler & Co., Inc., consultant
                                          for Unitel Video, Inc.

                                  EXHIBIT INDEX

   Exhibit Number       Description
   --------------       -----------

       99.1             Unitel Video, Inc. Press Release dated December 1, 1999